Exhibit 99.1

eGain Reports SaaS Revenue Growth of 19% Year Over Year and

13% Sequentially in Fiscal Second Quarter

Sunnyvale, CA (February 6, 2020) – eGain (NASDAQ: EGAN), a leading provider of omnichannel customer engagement solutions, today announced financial results for its fiscal 2020 second quarter ended December 31, 2019.

“We delivered solid financial performance in the second quarter, with top and bottom line results ahead of our guidance and Street consensus,” said Ashu Roy, eGain CEO. “We are excited about our newly announced OEM agreement with Avaya who will sell our cloud-based digital engagement capabilities as part of their Avaya Workspaces for Elite platform.”

Fiscal 2020 Second Quarter Financial Highlights

•	SaaS revenue was $14.0 million, up 19% year over year.
•	SaaS and professional services revenue was $15.9 million, up 16% year over year and comprised 87% of total revenue, up from 77% in Q2 2019.
•	Total revenue was $18.2 million, up 3% year over year.
•	Non-GAAP gross margin improved to 72%, up from 69% in Q2 2019.
•	GAAP net income was $2.0 million, or $0.06 per share on a basic and diluted basis, compared to GAAP net income of $2.0 million, or $0.07 per share on a basic and diluted basis, for Q2 2019.
•

Non-GAAP net income was $2.5 million, or $0.08 per share on both a basic and diluted basis, compared to non-GAAP net income of $2.4 million, or $0.09 per share on a basic and $0.08 per share on a diluted basis, for Q2 2019.

•	Cash provided by operations was $5.3 million, compared to cash provided by operations of $863,000 in Q2 2019.

Fiscal 2020 Financial Guidance

For the fiscal year ending June 30, 2020, eGain

•

Is increasing the bottom end of its previously provided guidance range for full year SaaS revenue from $53.8 million to $54.8 million. The new guidance range for SaaS revenue for the fiscal 2020 full year is between $54.8 million to $55.4 million (on a constant currency basis), which would represent growth between 22% and 24% year over year;

•	Expects SaaS and professional services revenue of between $61.2 million and $62.4 million (on a constant currency basis), which would represent growth of between 18% and 20% year over year;
•

Expects total revenue for the fiscal 2020 full year to be at the lower end of its previously provided guidance of between $72.0 million to $73.6 million (on a constant currency basis), which would represent growth of 7% year over year; and

•

Is raising its previously provided guidance for non-GAAP net income of between breakeven to $2.0 million, or $0.00 to $0.06 per diluted share. To the new guidance for non-GAAP net income is between $3.1 million to 4.5 million, or $0.10 to $0.14 per diluted share.

For the third quarter of fiscal 2020, eGain expects

•	SaaS revenue of $13.8 million to $14.1 million;
•	SaaS and professional services revenue of $15.5 million to $15.8 million;
•	Total revenue of $17.5 million to $17.8 million; and
•	To generate non-GAAP net income of breakeven to $0.5 million, or $0.00 to $0.01 per diluted share.

Non-GAAP Financial Measures

This press release includes non-GAAP operating income and non-GAAP net income as supplemental information relating to our operating results. Non-GAAP net income is defined as net income adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. Defined in the supplemental information is SaaS and legacy revenue, where legacy revenue is defined as license, maintenance and support contracts on perpetual license arrangements that we no longer sell. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2020 second quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial (800) 353-6461 (US and Canada) or +1  (334) 323-0501 (international) and give the participant passcode 8468938. A live and archived webcast of the call will be accessible on the “Investors” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week.

About eGain

eGain customer engagement solutions deliver digital transformation for leading brands – powered by virtual assistance, AI, knowledge, and analytics. Our comprehensive suite of applications helps clients deliver memorable, digital-first customer experiences in an omnichannel world. To find out more about eGain, visit http://www.egain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and include our beliefs regarding demand for our products and services, including, without limitation: our belief that we see positive business and customer momentum; our belief that our pipeline and the demand for our AI-powered customer engagement platform offering is strong; expected increase in growth investment, including the partner ecosystem; and our beliefs with respect to SaaS revenue growth and net income growth for the fiscal year ending June 30, 2020 and the third quarter of fiscal year 2020. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending June 30, 2020 and third quarter of fiscal year 2020. The risks and uncertainties referred to above include, but are not limited to: risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general economic and market conditions which may adversely affect our industry, general political or destabilizing events, including war, conflict or acts of terrorism,  the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers, and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 12, 2019 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2019 (*)	2019
ASSETS
Current assets:
Cash and cash equivalents	$40,314	$31,860
Restricted cash	7	7
Accounts receivable, net	14,204	20,411
Costs capitalized to obtain revenue contracts, net	858	740
Prepaid expenses	1,645	2,517
Other current assets	688	1,054
Total current assets	57,716	56,589
Property and equipment, net	528	525
Operating lease right-of-use assets	3,733	—
Costs capitalized to obtain revenue contracts, net of current portion	1,857	1,777
Intangible assets, net	160	294
Goodwill	13,186	13,186
Other assets	1,578	1,383
Total assets	$78,758	$73,754

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,357	$4,173
Accrued compensation	4,835	5,480
Accrued liabilities	2,619	2,353
Operating lease liabilities	1,700	—
Deferred revenue	30,335	30,688
Total current liabilities	40,846	42,694
Deferred revenue, net of current portion	6,080	5,801
Operating lease liabilities, net of current portion	2,259	—
Other long-term liabilities	691	952
Total liabilities	49,876	49,447
Commitments and contingencies
Stockholders' equity:
Common stock	31	31
Additional paid-in capital	372,676	371,099
Notes receivable from stockholders	(89)	(88)
Accumulated other comprehensive loss	(1,650)	(1,459)
Accumulated deficit	(342,086)	(345,276)
Total stockholders' equity	28,882	24,307
Total liabilities and stockholders' equity	$78,758	$73,754

(*) Includes the impact from adoption of ASU 2016-02 (Topic 842)

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Revenue:
Subscription	$16,343	$15,823	$31,914	$29,550
Professional services	1,812	1,881	3,430	3,855
Total revenue	18,155	17,704	35,344	33,405
Cost of revenue:
Cost of subscription	3,557	3,692	7,307	7,087
Cost of professional services	1,687	1,850	3,251	3,690
Total cost of revenue	5,244	5,542	10,558	10,777
Gross profit	12,911	12,162	24,786	22,628
Operating expenses:
Research and development	4,052	3,596	8,050	7,155
Sales and marketing	4,821	4,391	9,559	8,385
General and administrative	2,036	2,046	4,081	4,206
Total operating expenses	10,909	10,033	21,690	19,746
Income from operations	2,002	2,129	3,096	2,882
Interest income (expense), net	124	(139)	271	(329)
Other income (expense), net	(186)	(6)	(21)	11
Income before income tax (provision) benefit	1,940	1,984	3,346	2,564
Income tax (provision) benefit	33	16	(156)	40
Net income	$1,973	$2,000	$3,190	$2,604
Per share information:
Earnings per share:
Basic	$0.06	$0.07	$0.10	$0.09
Diluted	$0.06	$0.07	$0.10	$0.09
Weighted-average shares used in computation:
Basic	30,571	27,875	30,539	27,781
Diluted	31,880	29,420	31,858	29,687

Stock-based compensation included in above costs and expenses:
Cost of revenue	$52	$70	$85	$144
Research and development	201	108	378	224
Sales and marketing	131	54	278	100
General and administrative	98	104	192	230
	$482	$336	$933	$698

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$67	$67	$134	$134
Research and development	—	—	—	170
	$67	$67	$134	$304

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Income from operations	$2,002	$2,129	$3,096	$2,882
Add:
Stock-based compensation	482	336	933	698
Amortization of acquired intangibles	67	67	134	304
Non-GAAP income from operations	$2,551	$2,532	$4,163	$3,884

Net income	$1,973	$2,000	$3,190	$2,604
Add:
Stock-based compensation	482	336	933	698
Amortization of acquired intangibles	67	67	134	304
Non-GAAP net income	$2,522	$2,403	$4,257	$3,606
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.09	$0.14	$0.13
Diluted	$0.08	$0.08	$0.13	$0.12
Weighted-average shares used in computation:
Basic	30,571	27,875	30,539	27,781
Diluted	31,880	29,420	31,858	29,687

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2019	2018
Revenue:
SaaS	$14,045	$11,830	19%	19%
Legacy revenue	2,298	3,993	(42%)	(43%)
GAAP subscription	16,343	15,823	3%	3%
GAAP professional services	1,812	1,881	(4%)	(5%)
Total GAAP revenue	$18,155	$17,704	3%	2%

SaaS and professional services revenue:
SaaS	$14,045	$11,830	19%	19%
Professional Services	1,812	1,881	(4%)	(5%)
Total SaaS and professional services revenue	$15,857	$13,711	16%	15%

Cost of Revenue:
GAAP subscription	$3,557	$3,692
Add back:
Amortization of intangible assets	(67)	(67)
Non-GAAP subscription	$3,490	$3,625

GAAP professional services	$1,687	$1,850
Add back:
Stock-based compensation	(52)	(70)
Non-GAAP professional services	$1,635	$1,780

GAAP total cost of revenue	$5,244	$5,542
Add back:
Stock-based compensation	(52)	(70)
Amortization of intangible assets	(67)	(67)
Non-GAAP total cost of revenue	$5,125	$5,405	(5%)	(6%)

Gross Profit:
Non-GAAP subscription	$12,853	$12,198
Non-GAAP professional services	177	101
Non-GAAP gross profit	$13,030	$12,299	6%	6%

Operating expenses:
GAAP research and development	$4,052	$3,596
Add back:
Stock-based compensation expense	(201)	(108)
Amortization of acquired intangible assets	-	-
Non-GAAP research and development	$3,851	$3,488	10%	10%

GAAP sales and marketing	$4,821	$4,391
Add back:
Stock-based compensation expense	(131)	(54)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$4,690	$4,337	8%	8%

GAAP general and administrative	$2,036	$2,046
Add back:
Stock-based compensation expense	(98)	(104)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$1,938	$1,942	(0%)	0%

GAAP operating expenses	$10,909	$10,033
Add back:
Stock-based compensation expense	(430)	(266)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$10,479	$9,767	7%	7%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2019	2018
Revenue:
SaaS	$26,462	$21,414	24%	25%
Legacy revenue	5,452	8,136	(33%)	(32%)
GAAP subscription	31,914	29,550	8%	9%
GAAP professional services	3,430	3,855	(11%)	(10%)
Total GAAP revenue	$35,344	$33,405	6%	7%

SaaS and professional services revenue:
SaaS	$26,462	$21,414	24%	25%
Professional Services	3,430	3,855	(11%)	(10%)
Total SaaS and professional services revenue	$29,892	$25,269	18%	19%

Cost of Revenue:
GAAP subscription	$7,307	$7,087
Add back:
Amortization of intangible assets	(134)	(134)
Non-GAAP subscription	$7,173	$6,953

GAAP professional services	$3,251	$3,690
Add back:
Stock-based compensation	(85)	(144)
Non-GAAP professional services	$3,166	$3,546

GAAP total cost of revenue	$10,558	$10,777
Add back:
Stock-based compensation	(85)	(144)
Amortization of intangible assets	(134)	(134)
Non-GAAP total cost of revenue	$10,339	$10,499	(2%)	(1%)

Gross Profit:
Non-GAAP subscription	$24,741	$22,597
Non-GAAP professional services	264	309
Non-GAAP gross profit	$25,005	$22,906	9%	11%

Operating expenses:
GAAP research and development	$8,050	$7,155
Add back:
Stock-based compensation expense	(378)	(224)
Amortization of acquired intangible assets	-	(170)
Non-GAAP research and development	$7,672	$6,761	13%	14%

GAAP sales and marketing	$9,559	$8,385
Add back:
Stock-based compensation expense	(278)	(100)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$9,281	$8,285	12%	12%

GAAP general and administrative	$4,081	$4,206
Add back:
Stock-based compensation expense	(192)	(230)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$3,889	$3,976	(2%)	(2%)

GAAP operating expenses	$21,690	$19,746
Add back:
Stock-based compensation expense	(848)	(554)
Amortization of acquired intangible assets	—	(170)
Non-GAAP operating expenses	$20,842	$19,022	10%	10%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.